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                      VANGUARD SPECIALIZED PORTFOLIOS, INC.
                           UTILITIES INCOME PORTFOLIO
                              Prospectus Supplement

                                 March 24, 1997

Effective March 31, 1997, Earl E. McEvoy, Senior Vice President of Wellington Management Company, LLP, will assume responsibility for the fixed-income investments of Vanguard Specialized Portfolios -- Utilities Income Portfolio. Mr. McEvoy has more than 18 years of investment experience with Wellington Management Company, LLP. He currently serves as portfolio manager for the High Yield Corporate and Long-Term Corporate Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Preferred Stock Fund, and Vanguard/Wellesley Income Fund.
    Mr. McEvoy replaces Paul D. Kaplan, also a Senior Vice President of Wellington Management Company, LLP, who will continue to serve as portfolio manager for Vanguard Fixed Income Securities Fund -- GNMA Portfolio and the fixed-income investments of Vanguard/Wellington Fund.
    Mark J. Beckwith remains the Utilities Income Portfolio's primary portfolio manager, with responsibility for the Portfolio's equity holdings, which constitute approximately 80% of the Portfolio's assets.

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